BioXyTran Inc.

Tissue Regeneration For Life

DAVID PLATT, CEO
david.platt@bioxytraninc.com
(617)-510-2539



Mission Statement

BioxyTran's mission is to develop effective drug treatments for hypoxia (oxygen deficiency) which delivers oxygen to tissues with the potential to improve a myriad of medical conditions

Definition of Hypoxia

hy·pox·i·a

/hīˈpäksēə/

noun MEDICINE

deficiency in the amount of oxygen reaching the tissues.

- oxygen deficiency in a biotic environment.
  "aquatic hypoxia"

How Important is Oxygen?

How long can you hold your breath?

Average Healthy Person can hold their breath about 2 minutes.

Free Divers can hold their breath 3 – 5 minutes but can go down 100 meters



Survival Pyramid

What We Can’t Live Without

4-6 Minutes without oxygen

3 Days without water

21 Days without food


Food


8
O
Oxygen
15.999

Hypoxia Implicated in Many Medical Conditions



EMPHYSEMA
AGING
ALS
COPD
Alzheimer's Disease
CANCER
PNEUMONIA
PARKINSON'S DISEASE
Cystic Fibrosis
PSORIASIS
BRONCHITIS
PULMONARY EDEMA
STROKE
DIABETES
Crohn's Disease
Pheumatoid Arthritis
ECZEMA
CONGESTIVE HEART FAILURE
ULCERATIVE COLITIS
LIVER FIBROSIS AND CIRRHOSIS
HEART ATTACK
INFLAMMATORY BOWEL DISEASE

- https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5587513/
- https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4356629/
- https://www.nature.com/articles/s12276-019-0235-1
- https://www.intechopen.com/books/hypoxia-and-human-diseases
- https://www.intechopen.com/books/hypoxia-and-human-diseases/hypoxia-and-its-emerging-therapeutics-in-neurodegenerative-inflammatory-and-renal-diseases

Cure for Hypoxia = OXYGEN


Normoxia
Prolyl hydroxylation
Proteasomal degradation
O_2
O_2
O_2
(3)
VHL
VHL
HIF-1α
OH
OH
HIF-1α
(4)
OH
OH
HIF-1α
(2)
Hypoxia
(1)
HIF-1α
ARNT
HRE

https://www.nobelprize.org/prizes/medicine/2019/press-release/ Nobel Prize Laureates

Hypoxia Science Research Won the Nobel Prize in 2019


Illustrations: Niklas Elmehed

2019 NOBEL PRIZE WINNERS
William Kaelin Jr., Sir Peter Ratcliffe, and Gregg Semenza

Discovery: how cells adapt to changing oxygen levels

BIOXYTRAN…

World Leader in the Field of Hypoxia

- ❑ BioxyTran has the only FDA approved device to measure tissue oxygenation
- ❑ Its MDX Viewer can quantify hypoxia (measuring the efficacy of treatments)
- ❑ BioxyTran is developing a molecule (BXT-25) to deliver oxygen and reverse cell hypoxia
- ❑ Increased research activity could generate demand for BioxyTran's tools in clinical research and medicine

BioxyTran Is Developing an Oxygen Transport Molecule BXT-25


Heme
Hemoglobin
Erythrocyte

Separating HEME from GLOBIN



Bonding to a Co-Polymer (Alpha Carbohydrate)

Universal Challenge:

Delivering oxygen to ischemic tissues and measuring the effect of increased oxygen levels

Solution:

- Create molecule **5,000 times smaller** than a red blood cell
- Eliminate nitric oxygen scavenging
- Deliver absorbable oxygen instead of free radicals [Reactive Oxygen Species (ROS)]

Expected Safety Profile of the Drug BXT-25



BioxyTran Combines Heme with a Co-Polymer

Heme: An FDA approved material that identifies and delivers oxygen similar to red blood cells

+

Co-polymer - FDA Approved Sugar Stabilized Heme in Blood that eliminates Nitric Oxide Scavenging

https://www.vox.com/future-perfect/2019/8/1/20749299/impossible-burgers-plant-based-meat-fda


MADE FROM
PLANTS!

Trivia: Did you know that *Heme* is the special additive that helps the IMPOSSIBLE BURGER taste more like Meat? …now you do!

FDA Approved MDX Viewer Measures Hypoxia

Tool for Facilitating Drug Approval


Flat probe
(B) Anterior cerebral artery
Treated Aneurysm
Middle cerebral artery
Posterior cerebral artery

FDA Approval Data
https://www.accessdata.fda.gov/cdrh_docs/pdf6/K062977.pdf

Approved Device Status Facilitates Defining Endpoint


NADH
92
86
TBF
88
TBV
84

Potential Endpoints

- ❑ Tissue Metabolic Score
- ❑ Brain Metabolic Score

Elements of a Blockbuster Drug

-Generate over **$1.0 billion** in annual revenue

-Treat chronic diseases spanning many years

-Nominal side effects

-Platform technology

-Strong Intellectual property position

Blockbuster Drug List

Lipitor, Epogen, Viagra, Taxol
Keytruda, Revlimid, Humira
BXT-25?



Bioxytran Following Celgene's Example

Celgene repurposed thalidomide which created a $74 billion purchase by Bristol Myers Squibb in 2019

-First approval in 1957 as a sedative – sleeping pill
-Few year later marketed as anti-nausea/morning sickness drug
-Pulled from market after 10K cases of birth defects
-Used as a leprosy treatment and considered for HIV-related weight loss
-1999: study of 84 patients paved way for multiple melanoma indication

Revlimid (*lenalidomide*) is essentially thalidomide plus another protein. This slight change reduced the toxic profile of thalidomide and decreased the rates of sedation, constipation and neuropathy and increased the efficacy in multiple melanoma as an immunomodulatory drug (IMiD)


O
N
NH2

Thalidomide Lenalidomide

Two years after approval in 2005, Revlimid reached blockbuster status.

https://www.biospace.com/article/celgene-the-good-the-bad-and-the-ugly/

https://www.cnn.com/2019/01/03/business/bristol-myers-squibb-celgene-merger/index.html

https://www.nejm.org/doi/full/10.1056/NEJM199911183412102

REPURPOSING CREATES VALUE

Bioxytran May Create Significant Value by Upgrading Hemopure with New Chemistry

Hemopure Regulatory Approval History:
South Africa: 2001
Russia: 2012
United States: *Veterinary use only*

Expanded Access approval in the U.S.: for qualifying patients with severe, life threatening anemia for whom blood transfusion is not an option and who have exhausted all other treatment options. (*Jehovah's Witnesses*)

- 2,000 Humans subjects treated
- 175,000 Animals treated

Current Status: five ongoing active clinical trials in the U.S. and South Africa. University of Maryland's studies show that it was tolerated well in a wide range of doses and clinical settings

Approval Dates in Russia and South Africa: a list of other oxygen transport drug names
http://jpet.aspetjournals.org/content/jpet/early/2019/03/05/jpet.118.254664.full.pdf?with-ds=yes

https://www.chemistryworld.com/features/artificial-blood/3008586.article

Side Effects of HBOC-201
https://www.ncbi.nlm.nih.gov/pubmed/29076972

The road to artificial blood

1818
First successful transfusion of human blood from a man to his wife, who had haemorrhaged after giving birth

1840
First successful whole blood transfusion to treat haemophilia

1901
Discovery of human blood types A, B, AB and O, allowing safer transfusions

1915
Demonstration that blood treated with anticoagulant can be stored in a fridge

1939
Discovery of the Rhesus blood group, makes transfusions safer

1989
First oxygen-carrying blood substitute (Fluosol-DA20) approved in the US. Withdrawn in 1994 because of side effects and limited benefits

2001
First haemoglobin-based blood substitute, Hemopure, approved for human use in South Africa

2005
Generation of fully mature red blood cells from hematopoetic stem cells

2006
Blood substitute, PolyHeme enters Phase III trials in the US. Results later suggest it is more likely to trigger adverse effects than real blood

2008
Generation of fully mature red blood cells from embryonic stem cells

2011
First lab-generated red blood cells injected into a human



Red Blood Cells (RBCs)
(7 microns)
Hemoglobin-Based
Oxygen Carriers (HBOCs)
(0.08 - 0.1 microns)
Perflourocarbons (PFCs)
(0.2 microns)
©2006 HowStuffWorks

Hemopure Research Supports Bioxytran's Value

BXT-25 will be designed to;

- Deliver optimum oxygen type to tissues
- Increase measurable oxygen tissue levels
- Restore organ functionality
- Mitigate Hemopure's side effects (nitric oxygen scavenging)



BXT-25 Will Optimize the Efficacy of Prior Technology

BioXyTran Inc. = HemoPure → BXT-25 + MDX Life Sciences

BioXyTran Inc.

- 100 Years Research
- $460MM in R&D
- 400 Peer Reviewed Articles
- 27 Clinical Trials
- 830 Patients Dosed
- 2 Animal Studies
- 510(K) Approval
- Approved in South Africa, Russia & U.S. (Veterinary)
- Carbohydrate Binding Heavy Metal Patent
- Functional Endpoint Pathway

HemoPure

Building Block of BXT-25

BASE COMPOUND

- $450MM in R&D (1997 - 2008)
- 20 Years of Research
- 200 Peer Reviewed Articles
- 27 Clinical Trials
- 830 Patients Dosed
- Approval in South Africa Russia & U.S. (Veterinary)

BXT-25

HemoPure Stabilization

NEW COMPOUND

- 30 Years Research
- Carbohydrate Binding Heavy Metal Patent
- 2 Animal Studies

MDX Life Sciences

MDX Viewer Device

MEASURES TISSUE OXYGENATION

- $10MM in R&D
- 200 Peer Reviewed Articles
- 50 Years Research
- 510(K) Approval

Strategy for Successful Commercialization of BXT-25

- Pursue functional claim of tissue oxygenation
- Finalize development of MDX Viewer
- Prioritize stroke application in near term
- Explore a myriad of other applications/treatments
- Build core team to scale future growth
- Enhance IP value through licensing partnership
- Raise sufficient capital to fund key opportunities
- Focus on enhancing value of public shares


LICENSING DEAL
FUNCTIONAL CLAIM

BioxyTran Will Pursue a Functional vs. a Medical Claim

Most Drug Development Companies Pursue Medical Claims

Example:

Medical Claim (disease): The applicant claims the drug is for the treatment of ischemic stroke. ***The clinical endpoint for stroke is based on subjective cognitive tests.***

Functional Claim (physiology): The applicant claims the drug increases tissue oxygenation. ***The endpoint is a quantitative measurement.***

Functional Claims Create Value
Enhance the likelihood and timing of approval
Apply to a myriad of diseases which increases revenue potential


FDA
APPROVED

Big Pharma Licensing Targets for BXT-25

THERAPEUTIC AREAS FOR BXT-25

Oncology
Neuroscience
Immunology
Cardiovascular
Respiratory
Hematology
Inflammation
Stroke

IDEAL PLATFORM DRUG FOR MANY BIG PHARMAS

Johnson & Johnson – Oncology, Neuroscience, Immunology, Cardiovascular, Vaccines, HIV
Roche Holdings – Oncology, Neuroscience, Immunology, Hematology, Ophthalmology
Pfizer – Oncology, Neuroscience, Cardiovascular, Diabetes
Novartis – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Ophthalmology
Merck – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Diabetes, Vaccines
Sanofi Aventis – Oncology, Neuroscience, Immunology, Inflammation, Diabetes, Vaccines
AbbVie – Oncology, Neuroscience, Immunology, Virology
GlaxoSmithKline – Oncology, Immunology, Respiratory, HIV, Vaccines
Eli Lilly – Oncology, Neuroscience, Immunology, Diabetes, Pain
Gilead – Oncology, Respiratory, Hematology, Inflammation, HIV
Bristol Meyers Squibb – Oncology, Immunology, Cardiovascular, Hematology, Inflammation
Allergan – Neuroscience, Ophthalmology, Gastroenterology
AstraZeneca – Oncology, Cardiovascular, Respiratory
Biogen – Oncology, Neuroscience, Inflammation, Stroke, Pain
Amgen – Oncology, Cardiovascular, Hematology, Inflammation

Licensing Represents A Significant Opportunity

The US market potential for BXT-25 is estimated at $10 billion

- Cerebrovascular Accidents
- Traumatic Brain Injury (TBI)
- Anti-Necrosis
- Anemia Treatment
- Cancer
- Human Organ Transplants

PRODUCT	DESCRIPTION	OBJECTIVE	TIMELINE
BXT-251	Universal organ preservation and protection agent	FDA/EMA 510 (k) submission, $2M	20 months
BXT-252	Ischemic wound healing	FDA submission, $2M	18 months
BXT-253	Angioplasty and Cardiac Revascularization	FDA submission, $2M	24 months
BXT-254	Human Nasopharyngeal Carcinoma (with 2 Gy Rad)	FDA submission, $4M	36 months

Inadequate Treatment Options

STEP 1 – Determination of Ischemic or Hemorrhagic Stroke (Imaging)

STEP 2 – Tissue Plasminogen Activator (tPA) for Ischemic Stroke

or

Surgery – [Clipping Artery, Insert Coiling to Force Clotting] for Hemorrhagic

NO TREATMENT CAN BE GIVEN UNTIL DIAGNOSIS IS COMPLETED

13% of Patients with Hemorrhagic Stroke
Driving Unfavorable Outcome for the Rest

TRUE UNMET MEDICAL NEED EXISTS FOR FIRST LINE TREATMENT BEFORE DIAGNOSIS

No treatment exists for the first hour to 4.5 hours from incidence

Ideal Stroke Treatment

EVERY MINUTE COUNTS!

ULTIMATE TREATMENT CHARACTERISTICS

- Restore Oxygen to the Brain
- Efficacy for Ischemic and Hemorrhagic Strokes
- No Side Effects
- Easy to Administer Treatment for First Responders

THE CONCEPT BEHIND BioXyTran Inc. BXT-25

EXTEND THE "GOLDEN HOUR" TO TREAT STROKE VICTIMS

The Brain Stroke Epidemic

A Challenge to Worldwide Healthcare, a $184 Billion Medical Indication Costs



REGION	STROKES (MILLIONS)	POPULATION (MILLIONS)	SURVIVORS (MILLIONS)	DIRECT COST (BILLIONS)	INDIRECT COST (BILLIONS)
US	0.8	321	5.8	$44	$22
EU (+GB)	1.1	743	3.4	$28	$16
CN	2.5	1,371	7.5	estimated $74	
World	17.0	7,500	33.0	estimated $184	

BXT-25 Is Designed with Characteristics for Stroke Treatment

- Restores oxygen to the brain
- Creates efficacy for both ischemic and hemorrhagic strokes
- Results in no known side effects
- Delivers viable treatment for first responders
- Enables immediate treatment prior to diagnostic imaging

Tissue Regeneration For Life

Hyperbaric Chamber Obsolescence

Hyperbaric Chamber Indications

-Decompression Sickness
-Wound Healing
-Burn victims
-Infections
-Stroke
-Lyme Disease
-Parkinson's Disease
-Alzheimers Disease
-Carbon Monoxide Poisoning
-Cancer Chemotherapy
-Radiation injury

Advantages – Easier administration
1 shot could equal nine 1-hour sessions in hyperbaric chamber

- Major expanse in clinical research possible

- Only 1 hour of hyperbaric chamber treatment recommended for fear that Reactive Oxygen Species (ROS) will build in the tissue and break it down



Licensing Zone


Licensing

- Complete safety studies in healthy human patients
- Target coma patients for initial studies
- Create credibility of third vital sign with influencers
- Raise $10 million in equity related financing
- Identify and approach key target licensees
- Attract research coverage and institutional shareholders

Bioxytran Has a Clear Plan to Achieve FDA Approval

1. CMC Production
- Manufacture (USA)
- Human Heme
- GLP

5. CMC Production
- Manufacture (USA)
- Human Heme
- GMP

6. Phase I(a)
- Healthy Volunteers (40)
- Dose Limiting Toxicity
- Immunological Interactions
- Evaluation 8hrs
- Clinical Trial Site (MedPack – Cincinnati)

8. Phase III
- Stroke Patients (300)
- National Institute of Health Stroke Score (NIHSS) Endpoint
- MDX Viewer – measure Tissue Metabolism

Activities	Month 1-3	Month 4-6	Month 7-9	Month 10-12	Month 13-15	Month 16-18	Month 19-21	Month 21-24
Development & Manufacturing	(1) 3 Months - $500K; (2) 12 Months - $1,500 K			(5) 3 Months - $650K				
Pre- Clinical & IND submission		(3) 6 Months - $600K	(4) 3 Months - $400K					
Phase I				(6) 6 Months - $1,000K		Licensing Zone		
Phase II						(7) 7 Months - $3,500K		
Phase III								(8) 18 M - $22,000K

2. MDX adaptation
- Electronic re-engineering
- Probe development
- Licensing
- 501-K re-certification

3. Toxicity Studies
- 2 Animal Species
- Dogs & Rats

4. IND Submission
- Safety & Efficacy

7. Phase II(a) / (b)
- Stroke Patients (60)
- National Institute of Health Stroke Score (NIHSS) Endpoint
- MDX Viewer – measure Tissue Metabolism

Note: Calculated overhead factor of 25% is not included in the above cost estimates

Leadership







MANAGEMENT

David Platt, Ph.D/CEO
Ph.D in Chemical Engineering, Hebrew University of Jerusalem; Weizmann Institute; Founder of five public Bio-Tech companies over a 25 year period with a combined market capitalization of more than $1.5 billion

Elena Chekhova, Ph.D/Chief Scientist
Ph.D in Process Systems Engineering at MIT; Elena has more than ten years of experience in the life sciences industry in business development and project management services

Ola Soderquist, CFO, CPA, CMA, CM&AA
30 years industrial experience; Served as CFO and in other capacities in multiple industry sectors; MSA Stockholm School of Economics; MBA Babson College

INDEPENDENT BOARD OF DIRECTORS

Alan Hoberman, PhD
Executive Director at Charles River Laboratories for developmental, reproductive and juvenile toxicity

Henry Esber, PhD
Senior Consultant of Business Development

Dale Conaway, PhD
Veterinary Medical Officer for Research Compliance

Anders Utter/Head of Audit Committee
Financial Expert; General Cable (NYSE: BGC); MBA Babson College

MEDICAL ADVISORY BOARD

Avraham Mayevsky, PhD
Worldwide authority in the field of minimal invasive monitoring of tissue oxygenation and organ physiology

Hana Chen-Walden, MD
Specialist Regulatory Affairs in US and Europe for more than 25 years

Juan Carlos Talavera, MD PhD
Specialist in regenerative medicine

Use of Proceeds

Event	FUNDING	TIMELINE	PATIENTS
Manufacturing CMC	$400K	4 mo.	
Preclinical (2 Species – Rats & Dogs)	$600K	3 mo.	
Phase 1 (BXT-25)	$400K	2 mo.	30
Phase 2	$2.0 mil	6 mo.	60
SG&A Expense	$3.4 mil		
MDX Licensing Deal	$3.2 mil		

Total **$10 Million**

Effective S-1

Title of Each Class of Security Being Registered	Amount to be Registered	Proposed Maximum Offering Price
Common Stock, $0.001 par value	10,000,000	$ 1.00
Common Stock, $0.001 par value (3)	3,285,821	
Common Stock Underlying Warrants (4)	208,333	
Total	13,494,154	

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

(2) Calculated pursuant to Rule 457(o) based on an estimate of the proposed maximum aggregate offering price.

(3) This Registration Statement also covers the resale under a separate resale prospectus (the "Resale Prospectus") by selling stockholders of the Registrant of up to 3,494,154 shares of common stock previously issued to the selling stockholders as named in the Resale Prospectus. Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based on the last sale of the Registrant's common stock reported by the OTC Pink on November 19, 2018.

BioXyTran, Inc.

233 Needham St., Suite 300
Newton MA, 02464
(617)-454-1199
www.bioxytraninc.com

David Platt, CEO

david.platt@bioxytraninc.com
(617)-510-2539